Exhibit 99.14

CONSENT

We hereby consent to the reference to our valuation of a plot located in Tiberias, Israel, given to Elbit Imaging Ltd, as of December 31, 2015 and 31 December 2014, appearing in this Current Report on Form 8-K of Elbit Imaging Ltd., and to the incorporation by reference of this Current Report in the Registration Statement on Form F-1 (Registration No. 333-194519) or F-3 (Registration No. 333-172122) and in the Registration Statements on Form S-8 (Registration No. 333-117509, No. 333-130852, No. 333-136684 and No. 333-152820) of Elbit Imaging Ltd.

This consent is not to be construed as an admission that we are an expert or that we are a person whose consent is required to be filed under the provisions of the Securities Act of 1933, as amended.

Greenberg Olpiner & Co.

Tel Aviv, Israel
March 25, 2016